CONVERTIBLE DEBENTURE	12 Months Ended
Mar. 31, 2016
CONVERTIBLE DEBENTURE [Text Block]
4.	CONVERTIBLE DEBENTURE

On February 19, 2014, the Company entered into a securities purchase agreement where the Company agreed to sell and issue a note with annual simple interest at 8% (the “Debenture”). A total of $1,000,100 in principal had been received. The Debenture matured on the earliest of (i) February 28, 2015 or such later date as agreed (ii) the closing of a transaction involving a change in control of the Company or (iii) the date of the closing of the Company’s qualified financing being an aggregate amount of at least $2,000,000 (“qualified financing”).

Upon completion of a qualified financing, the Debenture would automatically convert into equity securities of the Company at a price per share equal to 85% of the price per share of the qualified financing. If a qualified financing did not occur on or before the maturity date, at the option of the Company’s board of directors, the outstanding balance of the debenture would be converted into the Company’s equity securities at a conversion price per share determined using a valuation of $8.5 million and the number of shares outstanding at that date.

On June 13, 2014, the Debenture matured on the closing of the Company’s qualified financing and converted into 2,564,705 shares of the Company’s common stock.

The conversion option of the Debenture was accounted for as a contingent beneficial conversion feature valued at $176,488 which was recorded as interest expense in the consolidated statements of operations and comprehensive loss on settlement of the contingency. Upon conversion of the Debenture, the Company issued a total of 2,564,705 common shares. In addition, the Company paid the Debenture holders $11,131 with respect to the accrued and unpaid interest outstanding.